Exhibit 10.3

SUBSCRIPTION AGREEMENT

Corbus Pharmaceuticals Holdings, Inc.

JB Therapeutics, Inc.

One Kendall Square, Bldg 200,

Cambridge, MA 02139

Ladies and Gentlemen:

1.          Subscription. The undersigned (the “Purchaser”), intending to be legally bound, hereby irrevocably agrees to purchase from Corbus Pharmaceuticals Holdings, Inc., a Delaware corporation (the “Company”), the number of units (the “Units”) set forth on the signature page hereof at a purchase price of $250,000 per Unit. Each Unit consists of (i) 250,000 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) and (ii) 250,000 warrants (each, a “Warrant” and collectively, the “Warrants”), each warrant to purchase one share of Common Stock at an exercise price of $1.00 per share. The Units are being sold in the Offering (as defined below), the initial closing of which will close contemporaneously with the merger of JB Therapeutics, Inc. (“JBT”) into a wholly-owned subsidiary of the Company (the “Merger”) as more fully described in the Memorandum (as defined below).

2.          The Offering. This subscription is submitted to you in accordance with and subject to the terms and conditions described in this Subscription Agreement and the Confidential Private Placement Memorandum of the Company dated March 27, 2014, as amended or supplemented from time to time, including all attachments, schedules and exhibits thereto (the “Memorandum”), relating to the offering (the “Offering”) by the Company of a minimum of 18 Units ($4,500,000) (“Minimum Offering Amount”), and up to a maximum of 36 Units ($9,000,000) (“Maximum Offering Amount”). In the event the Maximum Offering Amount is sold, the Placement Agent (as defined below) and the Company shall have the right to place an additional 16 Units ($4,000,000) to cover over-allotments. Aegis Capital Corp. has been engaged as placement agent in connection with the Offering (the “Placement Agent”). The terms of the Offering are more completely described in the Memorandum and such terms are incorporated herein in their entirety.

3.          Payment. The Purchaser will immediately make a wire transfer payment to, “Signature Bank, Escrow Agent for Corbus Pharmaceuticals Holdings, Inc.” in the full amount of the purchase price of the Units being subscribed for in the Offering. Wire transfer instructions are set forth on page 12 hereof under the heading “To subscribe for Units in the private offering of Corbus Pharmaceuticals Holdings, Inc.” Such funds will be held for the Purchaser’s benefit, and will be returned promptly, without interest or offset if this Subscription Agreement is not accepted by the Company and JBT, the Offering is terminated pursuant to its terms by the Company and JBT prior to the First Closing (as hereinafter defined), or the Minimum Offering Amount is not sold. Together with a wire transfer of the full purchase price, the Purchaser is delivering a completed and executed Omnibus Signature Page to this Subscription Agreement and the Registration Rights Agreement, in the form of Exhibit C to the Memorandum (the “Registration Rights Agreement”).

4.           Deposit of Funds. All payments made as provided in Section 3 hereof shall be deposited by the Company, JBT or the Placement Agent as soon as practicable after receipt thereof with Signature Bank (the “Escrow Agent”), in a non-interest-bearing escrow account (the “Escrow Account”) until the earliest to occur of (a) the closing of the sale of the Minimum Offering Amount (the “First Closing”), (b) the rejection of such subscription, and (c) the termination of the Offering by the Company, JBT or the Placement Agent. The Company, JBT and the Placement Agent may continue to offer and sell the Units and conduct additional closings for the sale of additional Units after the First Closing and until the termination of the Offering.

5.           Acceptance of Subscription. The Purchaser understands and agrees that the Company and JBT, in their sole discretion, reserve the right to accept or reject this or any other subscription for Units, in whole or in part, notwithstanding prior receipt by the Purchaser of notice of acceptance of this subscription. In furtherance of the foregoing, the Company and JBT shall have the right to require potential subscribers to supply additional information and execute additional documents in a satisfactory manner, which determination shall be at the sole discretion of the Company and JBT, prior to the acceptance of this Subscription Agreement. The Company shall have no obligation hereunder until the Company shall execute and deliver to the Purchaser an executed copy of this Subscription Agreement. If this subscription is rejected in whole, the Offering of Units is terminated or the Minimum Offering Amount is not raised, all funds received from the Purchaser will be returned without interest or offset, and this Subscription Agreement shall thereafter be of no further force or effect. If this subscription is rejected in part, the funds for the rejected portion of this subscription will be returned without interest or offset, and this Subscription Agreement will continue in full force and effect to the extent this subscription was accepted.

6.           Representations and Warranties.

The Purchaser hereby acknowledges, represents, warrants, and agrees as follows:

(a)          None of the shares of Common Stock or the shares of Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”) offered pursuant to the Memorandum are registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. The Purchaser understands that the offering and sale of the Units is intended to be exempt from registration under the Securities Act, by virtue of Section 4(a)(2) thereof and the provisions of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) thereunder, based, in part, upon the representations, warranties and agreements of the Purchaser contained in this Subscription Agreement;

(b)          Prior to the execution of this Subscription Agreement, the Purchaser and the Purchaser’s attorney, accountant, purchaser representative and/or tax adviser, if any (collectively, the “Advisers”), have received the Memorandum and all other documents requested by the Purchaser, have carefully reviewed them and understand the information contained therein;

(c)          Neither the SEC nor any state securities commission or other regulatory authority has approved the Units, the Common Stock, the Warrants or the Warrant Shares, or passed upon or endorsed the merits of the offering of Units or confirmed the accuracy or determined the adequacy of the Memorandum. The Memorandum has not been reviewed by any federal, state or other regulatory authority;

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(d)          All documents, records, and books pertaining to the investment in the Units (including, without limitation, the Memorandum) have been made available for inspection by such Purchaser and its Advisers, if any;

(e)          The Purchaser and its Advisers, if any, have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the offering of the Units and the business, financial condition and results of operations of the Company and JBT, and all such questions have been answered to the full satisfaction of the Purchaser and its Advisers, if any;

(f)          In evaluating the suitability of an investment in the Company, the Purchaser has not relied upon any representation or information (oral or written) other than as stated in the Memorandum.

(g)          The Purchaser is unaware of, is in no way relying on, and did not become aware of the Offering of the Units through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or the Internet (including, without limitation, internet “blogs,” bulletin boards, discussion groups and social networking sites) in connection with the Offering and sale of the Units and is not subscribing for the Units and did not become aware of the Offering of the Units through or as a result of any seminar or meeting to which the Purchaser was invited by, or any solicitation of a subscription by, a person not previously known to the Purchaser in connection with investments in securities generally;

(h)          The Purchaser has taken no action that would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Subscription Agreement or the transactions contemplated hereby (other than commissions to be paid by the Company to the Placement Agent or as otherwise described in the Memorandum);

(i)          The Purchaser, together with its Advisers, if any, has such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable it to utilize the information made available to it in connection with the Offering to evaluate the merits and risks of an investment in the Units and the Company and to make an informed investment decision with respect thereto;

(j)          The Purchaser is not relying on the Company, JBT, the Placement Agent or any of their respective employees or agents with respect to the legal, tax, economic and related considerations of an investment in the Units, and the Purchaser has relied on the advice of, or has consulted with, only its own Advisers;

(k)          The Purchaser is acquiring the Units solely for such Purchaser’s own account for investment purposes only and not with a view to or intent of resale or distribution thereof, in whole or in part. The Purchaser has no agreement or arrangement, formal or informal, with any person to sell or transfer all or any part of the Units, the shares of Common Stock, the Warrants or the Warrant Shares, and the Purchaser has no plans to enter into any such agreement or arrangement.

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(l)          The Purchaser must bear the substantial economic risks of the investment in the Units indefinitely because none of the securities included in the Units may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available. Legends shall be placed on the securities included in the Units to the effect that they have not been registered under the Securities Act or applicable state securities laws and appropriate notations thereof will be made in the Company’s stock books. Stop transfer instructions will be placed with the transfer agent of the Units. The Company has agreed that purchasers of the Units will have, with respect to the shares of Common Stock and the Warrant Shares, the registration rights described in the Registration Rights Agreement. Notwithstanding such registration rights, there can be no assurance that there will be any market for resale of the Units, the Common Stock, the Warrants or the Warrant Shares, nor can there be any assurance that such securities will be freely transferable at any time in the foreseeable future.

(m)          The Purchaser has adequate means of providing for such Purchaser’s current financial needs and foreseeable contingencies and has no need for liquidity from its investment in the Units for an indefinite period of time;

(n)          The Purchaser is aware that an investment in the Units is high risk, involving a number of very significant risks and has carefully read and considered the matters set forth under the caption “Risk Factors” in the Memorandum, and, in particular, acknowledges that JBT has a limited operating history, significant operating losses since inception, no revenues from operations to date, limited assets and is engaged in a highly competitive business;

(o)          The Purchaser meets the requirements of at least one of the suitability standards for an “accredited investor” as that term is defined in Regulation D and as set forth on the Accredited Investor Certification contained herein;

(p)          The Purchaser (i) if a natural person, represents that the Purchaser has reached the age of 21 and has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, or limited liability company or partnership, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Units, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the securities constituting the Units, the execution and delivery of this Subscription Agreement has been duly authorized by all necessary action, this Subscription Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Subscription Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Subscription Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Purchaser is executing this Subscription Agreement, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Subscription Agreement and make an investment in the Company, and represents that this Subscription Agreement constitutes a legal, valid and binding obligation of such entity. The execution and delivery of this Subscription Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Purchaser is a party or by which it is bound;

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(q)          The Purchaser and the Advisers, if any, have had the opportunity to obtain any additional information, to the extent the Company and/or JBT have such information in its possession or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the Memorandum and all documents received or reviewed in connection with the purchase of the Units and have had the opportunity to have representatives of the Company and JBT provide them with such additional information regarding the terms and conditions of this particular investment and the financial condition, results of operations, business of the Company and JBT deemed relevant by the Purchaser or the Advisers, if any, and all such requested information, to the extent the Company or JBT had such information in their possession or could acquire it without unreasonable effort or expense, has been provided to the full satisfaction of the Purchaser and the Advisers, if any;

(r)          Any information which the Purchaser has heretofore furnished or is furnishing herewith to the Company, JBT or the Placement Agent is complete and accurate and may be relied upon by the Company, JBT and the Placement Agent in determining the availability of an exemption from registration under federal and state securities laws in connection with the offering of securities as described in the Memorandum. The Purchaser further represents and warrants that it will notify and supply corrective information to the Company, JBT and the Placement Agent immediately upon the occurrence of any change therein occurring prior to the Company’s issuance of the securities contained in the Units;

(s)          The Purchaser has significant prior investment experience, including investment in non-listed and non-registered securities. The Purchaser is knowledgeable about investment considerations in development-stage companies with limited operating histories. The Purchaser has a sufficient net worth to sustain a loss of its entire investment in the Company in the event such a loss should occur. The Purchaser’s overall commitment to investments which are not readily marketable is not excessive in view of the Purchaser’s net worth and financial circumstances and the purchase of the Units will not cause such commitment to become excessive. The investment is a suitable one for the Purchaser;

(t)          The Purchaser is satisfied that the Purchaser has received adequate information with respect to all matters which it or the Advisers, if any, consider material to its decision to make this investment;

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(u)          The Purchaser acknowledges that any estimates or forward-looking statements or projections included in the Memorandum were prepared by the Company and JBT in good faith but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed by the Company or JBT and should not be relied upon;

(v)          No oral or written representations have been made, or oral or written information furnished, to the Purchaser or the Advisers, if any, in connection with the Offering which are in any way inconsistent with the information contained in the Memorandum;

(w)          Within five (5) days after receipt of a request from the Company, JBT or the Placement Agent, the Purchaser will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company, JBT or the Placement Agent is subject;

(x)          The Purchaser’s substantive relationship with the Placement Agent or subagent through which the Purchaser is subscribing for Units predates the Placement Agent’s or such subagent’s contact with the Purchaser regarding an investment in the Units;

(y)          THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE SECURITIES HAVE NOT BEEN RECOMMENDED, APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE MEMORANDUM OR THIS SUBSCRIPTION AGREEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL;

(z)          In making an investment decision investors must rely on their own examination of the Company, JBT and the terms of the Offering, including the merits and risks involved. The Purchaser should be aware that it will be required to bear the financial risks of this investment for an indefinite period of time;

(aa)         (For ERISA plans only) The fiduciary of the ERISA plan (the “Plan”) represents that such fiduciary has been informed of and understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities. The Purchaser fiduciary or Plan (a) is responsible for the decision to invest in the Company; (b) is independent of the Company or any of its affiliates; (c) is qualified to make such investment decision; and (d) in making such decision, the Purchaser fiduciary or Plan has not relied primarily on any advice or recommendation of the Company or any of its affiliates;

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(bb)         The Purchaser should check the Office of Foreign Assets Control (“OFAC”) website at <http://www.treas.gov/ofac> before making the following representations. The Purchaser represents that the amounts invested by it in the Company in the Offering were not and are not directly or indirectly derived from activities that contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations. Federal regulations and Executive Orders administered by OFAC prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at <http://www.treas.gov/ofac>. In addition, the programs administered by OFAC (the “OFAC Programs”) prohibit dealing with individuals1 or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists;

(cc)         To the best of the Purchaser’s knowledge, none of: (1) the Purchaser; (2) any person controlling or controlled by the Purchaser; (3) if the Purchaser is a privately-held entity, any person having a beneficial interest in the Purchaser; or (4) any person for whom the Purchaser is acting as agent or nominee in connection with this investment is a country, territory, individual or entity named on an OFAC list, or a person or entity prohibited under the OFAC Programs. Please be advised that the Company may not accept any amounts from a prospective investor if such prospective investor cannot make the representation set forth in the preceding paragraph. The Purchaser agrees to promptly notify the Company and the Placement Agent should the Purchaser become aware of any change in the information set forth in these representations. The Purchaser understands and acknowledges that, by law, the Company may be obligated to “freeze the account” of the Purchaser, either by prohibiting additional subscriptions from the Purchaser, declining any redemption requests and/or segregating the assets in the account in compliance with governmental regulations, and the Placement Agent may also be required to report such action and to disclose the Purchaser’s identity to OFAC. The Purchaser further acknowledges that the Company may, by written notice to the Purchaser, suspend the redemption rights, if any, of the Purchaser if the Company reasonably deems it necessary to do so to comply with anti-money laundering regulations applicable to the Company and the Placement Agent or any of the Company’s other service providers. These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs;

(dd)         To the best of the Purchaser’s knowledge, none of: (1) the Purchaser; (2) any person controlling or controlled by the Purchaser; (3) if the Purchaser is a privately-held entity, any person having a beneficial interest in the Purchaser; or (4) any person for whom the Purchaser is acting as agent or nominee in connection with this investment is a senior foreign political figure,2 or any immediate family3 member or close associate4 of a senior foreign political figure, as such terms are defined in the footnotes below; and

1 These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

2 A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

3 “Immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws.

4 A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

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(ee)         If the Purchaser is affiliated with a non-U.S. banking institution (a “Foreign Bank”), or if the Purchaser receives deposits from, makes payments on behalf of, or handles other financial transactions related to a Foreign Bank, the Purchaser represents and warrants to the Company that: (1) the Foreign Bank has a fixed address, other than solely an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities; (2) the Foreign Bank maintains operating records related to its banking activities; (3) the Foreign Bank is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities; and (4) the Foreign Bank does not provide banking services to any other Foreign Bank that does not have a physical presence in any country and that is not a regulated affiliate.

7.           Lockup. The Purchaser hereby acknowledges and agrees to the contractual restriction on transfer that will be applicable to the shares of Common Stock and the Warrant Shares as set forth in Section 3(f) of the Registration Rights Agreement.

8.           Indemnification. The Purchaser agrees to indemnify and hold harmless the Company, JBT, the Placement Agent (including its selected dealers, if any), and their respective officers, directors, employees, agents, control persons and affiliates from and against all losses, liabilities, claims, damages, costs, fees and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of any actual or alleged false acknowledgment, representation or warranty, or misrepresentation or omission to state a material fact, or breach by the Purchaser of any covenant or agreement made by the Purchaser herein or in any other document delivered in connection with this Subscription Agreement.

9.           Irrevocability; Binding Effect. The Purchaser hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Purchaser, except as required by applicable law, and that this Subscription Agreement shall survive the death or disability of the Purchaser and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns. If the Purchaser is more than one person, the obligations of the Purchaser hereunder shall be joint and several and the agreements, representations, warranties, and acknowledgments herein shall be deemed to be made by and be binding upon each such person and such person’s heirs, executors, administrators, successors, legal representatives, and permitted assigns.

10.         Modification. This Subscription Agreement shall not be modified or waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought.

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11.         Immaterial Modifications to the Registration Rights Agreement. The Company may, at any time prior to the First Closing, modify the Registration Rights Agreement if necessary to clarify any provision therein, without first providing notice or obtaining prior consent of the Subscriber, if, and only if, such modification is not material in any respect.

12.         Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or delivered against receipt to the party to whom it is to be given (a) if to the Company or JBT, at the address set forth above, or (b) if to the Purchaser, at the address set forth on the signature page hereof (or, in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 12). Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party’s address which shall be deemed given at the time of receipt thereof.

13.         Assignability. This Subscription Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the Purchaser and the transfer or assignment of the shares of Common Stock or the Warrants shall be made only in accordance with all applicable laws.

14.         Applicable Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts to be wholly- performed within said State.

15.         Arbitration. The parties agree to submit all controversies to arbitration in accordance with the provisions set forth below and understand that:

(a)          Arbitration is final and binding on the parties.

(b)          The parties are waiving their right to seek remedies in court, including the right to a jury trial.

(c)          Pre-arbitration discovery is generally more limited and different from court proceedings.

(d)          The arbitrator’s award is not required to include factual findings or legal reasoning and any party’s right to appeal or to seek modification of rulings by arbitrators is strictly limited.

(e)          The panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.

(f)          All controversies which may arise between the parties concerning this Subscription Agreement shall be determined by arbitration pursuant to the rules then pertaining to the Financial Industry Regulatory Authority, Inc. (“FINRA”) in New York City, New York. Judgment on any award of any such arbitration may be entered in the Supreme Court of the State of New York or in any other court having jurisdiction of the person or persons against whom such award is rendered. Any notice of such arbitration or for the confirmation of any award in any arbitration shall be sufficient if given in accordance with the provisions of this Agreement. The parties agree that the determination of the arbitrators shall be binding and conclusive upon them.

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16.         Blue Sky Qualification. The purchase of Units under this Subscription Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of the Units from applicable federal and state securities laws. The Company shall not be required to qualify this transaction under the securities laws of any jurisdiction and, should qualification be necessary, the Company shall be released from any and all obligations to maintain its offer, and may rescind any sale contracted, in the jurisdiction.

17.         Use of Pronouns. All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.

18.         Confidentiality. The Purchaser acknowledges and agrees that any information or data the Purchaser has acquired from or about the Company or JBT, not otherwise properly in the public domain, was received in confidence. The Purchaser agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Agreement, or use to the detriment of the Company or JBT or for the benefit of any other person or persons, or misuse in any way, any confidential information of the Company or JBT, including any scientific, technical, trade or business secrets of the Company or JBT and any scientific, technical, trade or business materials that are treated by the Company or JBT as confidential or proprietary, including, but not limited to, ideas, discoveries, inventions, developments and improvements belonging to the Company or JBT and confidential information obtained by or given to the Company or JBT about or belonging to third parties.

19.         Miscellaneous.

(a)          This Subscription Agreement, together with the Registration Rights Agreement, constitute the entire agreement between the Purchaser and the Company with respect to the subject matter hereof and supersede all prior oral or written agreements and understandings, if any, relating to the subject matter hereof. The terms and provisions of this Subscription Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions.

(b)          The representations and warranties of the Company and the Purchaser made in this Subscription Agreement shall survive the execution and delivery hereof and delivery of the shares of Common Stock and Warrants contained in the Units.

(c)          Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Subscription Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

(d)          This Subscription Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

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(e)          Each provision of this Subscription Agreement shall be considered separable and, if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity or illegality shall not impair the operation of or affect the remaining portions of this Subscription Agreement.

(f)          Paragraph titles are for descriptive purposes only and shall not control or alter the meaning of this Subscription Agreement as set forth in the text.

(g)          The Purchaser understands and acknowledges that there may be multiple closings for this Offering.

20.         Omnibus Signature Page. This Subscription Agreement is intended to be read and construed in conjunction with the Registration Rights Agreement pertaining to the issuance by the Company of the shares of Common Stock and Warrants to subscribers pursuant to the Memorandum. Accordingly, pursuant to the terms and conditions of this Subscription Agreement and such related agreements it is hereby agreed that the execution by the Purchaser of this Subscription Agreement, in the place set forth herein, shall constitute agreement to be bound by the terms and conditions hereof and the terms and conditions of the Registration Rights Agreement, with the same effect as if each of such separate but related agreement were separately signed.

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PRIVATE PLACEMENT OFFERING OF
CORBUS PHARMACEUTICALS HOLDINGS, INC.

SUBSCRIPTION INSTRUCTIONS

To subscribe for Units in the private offering of Corbus Pharmaceuticals Holdings, Inc.:

1.	Date and Fill in the number of Units being purchased and Complete and Sign the Omnibus Signature Page to the Subscription Agreement and the Registration Rights Agreement (page 14).

2.	Initial the Accredited Investor Certification page attached to the Subscription Agreement (page 15-16).

3.	Complete and return the Investor Profile (page 17) and the Wire Transfer Authorization attached to the Subscription Agreement.

4.	Complete and Sign the Selling Stockholder Questionnaire attached hereto (see page A-8 of Annex A to the Subscription Agreement).

5.	Fax or e-mail all forms to Tierney S. Picardal at 646-390-9122/tpicardal@aegiscap.com and then send all signed original documents to:

Aegis Capital Corp.

810 Seventh Avenue – 18th Floor

New York, NY 10019

Attention: Tierney S. Picardal

6.	Please wire funds directly to the escrow account pursuant to the following instructions (unless other arrangements have been made):

Bank Name: Signature Bank

ABA Number: 026013576

A/C Name: Signature Bank, as Agent For

Corbus Pharmaceuticals Holdings, Inc.

A/C Number: 1502241229

FBO: Investor Name

Social Security Number

Address

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ANTI MONEY LAUNDERING REQUIREMENTS

The USA PATRIOT Act	What is money laundering?	How big is the problem and why is it important?

The USA PATRIOT Act is designed to detect, deter, and punish terrorists in the United States and abroad. The Act imposes new anti-money laundering requirements on brokerage firms and financial institutions. Since April 24, 2002 all brokerage firms have been required to have new, comprehensive anti- money laundering programs.

To help you understand these efforts, we want to provide you with some information about money laundering and the Placement Agent’s efforts to implement the USA PATRIOT Act.

Money laundering is the process of disguising illegally obtained money so that the funds appear to come from legitimate sources or activities.

Money laundering occurs in connection with a wide variety of crimes, including illegal arms sales, drug trafficking, robbery, fraud, racketeering, and terrorism.

The use of the U.S. financial system by criminals to facilitate terrorism or other crimes could well taint our financial markets. According to the U.S. State Department, one recent estimate puts the amount of worldwide money laundering activity at $1 trillion a year.

What the Placement Agent is required to do to help eliminate money laundering?
Under new rules required by the USA PATRIOT Act, the Placement Agent’s anti-money laundering program must designate a special compliance officer, set up employee training, conduct independent audits, and establish policies and procedures to detect and report suspicious transaction and ensure compliance with the new laws.	As part of the Placement Agent’s required program, it may ask you to provide various identification documents or other information. Until you provide the information or documents that the Placement Agent needs, it may not be able to effect any transactions for you.

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CORBUS PHARMACEUTICALS HOLDINGS, INC.
OMNIBUS SIGNATURE PAGE TO THE
SUBSCRIPTION AGREEMENT
AND REGISTRATION RIGHTS AGREEMENT

Subscriber hereby elects to subscribe under the Subscription Agreement for a total of _______ Units at a price of $250,000 per Unit (NOTE: to be completed by subscriber) and executes the Subscription Agreement and the Registration Rights Agreement.

Date (NOTE: To be completed by subscriber): ________________

If the Purchaser is an INDIVIDUAL, and if purchased as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:

Print Name(s)	Social Security Number(s)

Signature(s) of Subscriber(s)	Signature

Date	Address

If the Purchaser is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY or TRUST:

Name of Partnership, Corporation,	Federal Taxpayer
Limited Liability Company or Trust	Identification Number

By:
Name:	State of Organization
Title:

Date	Address

CORBUS PHARMACEUTICALS	AEGIS CAPITAL CORP.
HOLDINGS, INC.

By:	By:
Authorized Officer		Authorized Officer

CORBUS PHARMACEUTICALS, INC.
(f/k/a JB THERAPEUTICS, INC.)

By:
Authorized Officer

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CORBUS PHARMACEUTICALS HOLDINGS, INC.

ACCREDITED INVESTOR CERTIFICATION

For Individual Investors Only
(all Individual Investors must INITIAL where appropriate):

Initial ________

I have an individual net worth, or joint net worth with my spouse, as of the date hereof in excess of $1 million. For purposes of calculating net worth under this category, (i) the undersigned’s primary residence shall not be included as an asset, (ii) indebtedness that is secured by the undersigned’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability, (iii) to the extent that the indebtedness that is secured by the primary residence is in excess of the fair market value of the primary residence, the excess amount shall be included as a liability, and (iv) if the amount of outstanding indebtedness that is secured by the primary residence exceeds the amount outstanding 60 days prior to the execution of this Subscription Agreement, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability.

Initial ________

I have had an annual gross income for the past two years of at least $200,000 (or $300,000 jointly with my spouse) and expect my income (or joint income, as appropriate) to reach the same level in the current year.

Initial ________	I am a director or executive officer of Corbus Pharmaceuticals Holdings, Inc.

For Non-Individual Investors

(all Non-Individual Investors must INITIAL where appropriate):

Initial ________

The investor certifies that it is a partnership, corporation, limited liability company or business trust that is 100% owned by persons who meet at least one of the criteria for Individual Investors set forth above.

Initial ________	The investor certifies that it is a partnership, corporation, limited liability company or any organization described in Section 501(c)(3) of the Internal Revenue Code, Massachusetts or similar business trust that has total assets of at least $5 million and was not formed for the purpose of investing the Company.
Initial ________

The investor certifies that it is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, whose investment decision is made by a plan fiduciary (as defined in ERISA §3(21)) that is a bank, savings and loan association, insurance company or registered investment adviser.

Initial ________	The investor certifies that it is an employee benefit plan whose total assets exceed $5,000,000 as of the date of this Agreement.
Initial ________	The undersigned certifies that it is a self-directed employee benefit plan whose investment decisions are made solely by persons who meet either of the criteria for Individual Investors.

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Initial ________	The investor certifies that it is a U.S. bank, U.S. savings and loan association or other similar U.S. institution acting in its individual or fiduciary capacity.
Initial ________	The undersigned certifies that it is a broker-dealer registered pursuant to §15 of the Securities Exchange Act of 1934.
Initial ________

The investor certifies that it is an organization described in §501(c)(3) of the Internal Revenue Code with total assets exceeding $5,000,000 and not formed for the specific purpose of investing in the Company.

Initial ________

The investor certifies that it is a trust with total assets of at least $5,000,000, not formed for the specific purpose of investing in the Company, and whose purchase is directed by a person with such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

Initial ________

The investor certifies that it is a plan established and maintained by a state or its political subdivisions, or any agency or instrumentality thereof, for the benefit of its employees, and which has total assets in excess of $5,000,000.

Initial ________	The investor certifies that it is an insurance company as defined in §2(13) of the Securities Act, or a registered investment company.
Initial ________	An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act.
Initial ________	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.
Initial ________	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

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CORBUS PHARMACEUTICALS HOLDINGS, INC.
Investor Profile
(Must be completed by Investor)

Section A - Personal Investor Information

Investor Name(s):_____________________________________________________________________________________

Individual executing Profile or Trustee:____________________________________________________________________

Social Security Numbers / Federal I.D. Number:_____________________________________________________________

Date of Birth:	Marital Status:
Joint Party Date of Birth:	Investment Experience:
Annual Income:	Liquid Net Worth:

Net Worth (excluding value of primary residence)	______________________
Tax Bracket: _____ 15% or below	______ 25%-27.5%	______ Over 27.5%
Investment Objectives (circle one or more): Preservation of Capital, Income, Capital Appreciation, Trading Profits, Speculation or Other (please specify) * See definitions on following page

Home Street Address:_________________________________________________________________________________

Home City, State & Zip Code: __________________________________________________________________________

Home Phone: ______________ Home Fax: ________________ Home Email ____________________________________

Employer: __________________________________________________________________________________________

Employer Street Address: ______________________________________________________________________________

Employer City, State & Zip Code: _______________________________________________________________________

Bus. Phone: __________________ Bus. Fax: ____________________ Bus. Email ________________________________

Type of Business: ____________________________________________________________________________________

Aegis Capital Account Executive / Outside Broker/Dealer: ____________________________________________________

If you are a United States citizen, please list the number and jurisdiction of issuance of any other government-issued document evidencing residence and bearing a photograph or similar safeguard (such as a driver’s license or passport), and provide a photocopy of each of the documents you have listed.

If you are NOT a United States citizen, for each jurisdiction of which you are a citizen or in which you work or reside, please list (i) your passport number and country of issuance or (ii) alien identification card number AND (iii) number and country of issuance of any other government-issued document evidencing nationality or residence and bearing a photograph or similar safeguard, and provide a photocopy of each of these documents you have listed. These photocopies must be certified by a lawyer as to authenticity.

Section B – Securities Delivery Instructions

_____Please deliver securities to the Employer Address listed in Section A.

_____Please deliver securities to the Home Address listed in Section A.

_____Please deliver securities to the following address:

____________________________________________________________.

Section C – Wire Transfer Instructions

_____I will wire funds from my outside account according to the “Subscription Instructions” Page.

_____I will wire funds from my Aegis Capital Account - See “Wire Transfer Authorization” Page.

_____The funds for this investment are rolled over, tax deferred from _____ within the allowed 60 day window.

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Please check if you are a FINRA member or affiliate of a FINRA member firm: __________

Investor Signature	Date

Investor Signature	Date

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Investment Objectives: The typical investment listed with each objective are only some examples of the kinds of investments that have historically been consistent with the listed objectives. However, neither Corbus Pharmaceuticals Holdings, Inc., JB Therapeutics, Inc. nor Aegis Capital Corp. can assure that any investment will achieve your intended objective. You must make your own investment decisions and determine for yourself if the investments you select are appropriate and consistent with your investment objectives.

Neither Corbus Pharmaceuticals Holdings, Inc., JB Therapeutics, Inc. nor Aegis Capital Corp. assume responsibility to you for determining if the investments you selected are suitable for you.

Preservation of Capital: An investment objective of Preservation of Capital indicates you seek to maintain the principal value of your investments and are interested in investments that have historically demonstrated a very low degree of risk of loss of principal value. Some examples of typical investments might include money market funds and high quality, short-term fixed income products.

Income: An investment objective of Income indicates you seek to generate income from investments and are interested in investments that have historically demonstrated a low degree of risk of loss of principal value. Some examples of typical investments might include high quality, short and medium-term fixed income products, short-term bond funds and covered call options.

Capital Appreciation: An investment objective of Capital Appreciation indicates you seek to grow the principal value of your investments over time and are willing to invest in securities that have historically demonstrated a moderate to above average degree of risk of loss of principal value to pursue this objective. Some examples of typical investments might include common stocks, lower quality, medium- term fixed income products, equity mutual funds and index funds.

Trading Profits: An investment objective of Trading Profits indicates you seek to take advantage of short-term trading opportunities, which may involve establishing and liquidating positions quickly. Some examples of typical investments might include short-term purchases and sales of volatile or low priced common stocks, put or call options, spreads, straddles and/or combinations on equities or indexes. This is a high-risk strategy.

Speculation: An investment objective of Speculation indicates you seek a significant increase in the principal value of your investments and are willing to accept a corresponding greater degree of risk by investing in securities that have historically demonstrated a high degree of risk of loss of principal value to pursue this objective. Some examples of typical investments might include lower quality, long-term fixed income products, initial public offerings, volatile or low priced common stocks, the purchase of sale of put or call options, spreads, straddles and/or combinations on equities or indexes, and the use of short- term or day trading strategies.

Other: Please specify.

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Memorandum

Wire Transfer Authorization

TO:	Tierney S. Picardal

Aegis Capital Corp.

RE:	Client Wire Transfer Authorization

CORBUS PHARMACEUTICALS HOLDINGS, INC.

DATE:

____________________________________________________________________________

This memorandum authorizes the transfer of the following listed funds from my Aegis Capital Brokerage Account as follows:

Aegis Capital Brokerage Account #

Wire Amount	$_____________________

Bank:	Signature Bank
Acct. Name:	Signature Bank as Escrow Agent for
Corbus Pharmaceuticals Holdings, Inc.
261 Madison Avenue
New York, New York 10016
ABA Number:	026013576
A/C Number:	1502241229

REFERENCE:

PURCHASER LEGAL NAME

TAX ID NUMBER

PURCHASER ADDRESS

FBO:

Investment Title:

Signature:

Signature:
(Joint Signature)

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